EXHIBIT INDEX



                         GENERAL PUBLIC UTILITIES CORPORATION
                           AND SUBSIDIARY SYSTEM COMPANIES
                  EMPLOYEE SAVINGS PLAN FOR NONBARGAINING EMPLOYEES







          Consent of Independent Accountants                     Exhibit 24



          Report on Audits of Financial Statements               Exhibit 28
             for the Years Ended December 31, 1994
             and 1993